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                            VAN KAMPEN UTILITY FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

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
                                                                        Amount of    % of       % of
                                           Offering        Total         Shares    Offering    Funds
   Security      Purchase/     Size of     Price of      Amount of      Purchased  Purchased    Total                    Purchased
   Purchased     Trade Date   Offering      Shares        Offering       By Fund    By Fund    Assets      Brokers         From
---------------- ----------- ------------ ------------ --------------- ----------- ---------- ---------- ------------- ------------
American Water    04/22/08        -         $21.500      58,000,000      81,900     0.141%     0.7783%   Goldman,        Citigroup
Works Company,                                                                                           Sachs &
      Inc.                                                                                               Co., Citi,
                                                                                                         Merrill
                                                                                                         Lynch &
                                                                                                         Co., Credit
                                                                                                         Suisse,
                                                                                                         JPMorgan,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Edward
                                                                                                         Jones,
                                                                                                         Janney
                                                                                                         Montgomery
                                                                                                         Scott LLC,
                                                                                                         Societe
                                                                                                         Generale,
                                                                                                         Wachovia
                                                                                                         Securities,
                                                                                                         Boenning &
                                                                                                         Scattergood,
                                                                                                         Inc.,
                                                                                                         Cabrera
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         LLC, HSBC,
                                                                                                         Stanford
                                                                                                         Group
                                                                                                         Company and
                                                                                                         The
                                                                                                         Williams
                                                                                                         Capital
                                                                                                         Group, L.P.

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